                                                                    Exhibit 10.2
                                                                    ------------

                                   ASSIGNMENT


  In consideration of Ten Dollars ($10.00) and other valuable consideration, of which receipt is hereby acknowledged, Particle Interconnect, Inc., of 31032 Hershey Avenue, Hayward, CA 94544 (ASSIGNOR) hereby sells and assigns to Particle Interconnect Corporation, a Colorado corporation having offices at 3550 Marksheffel, Colorado Springs, CO 80925 (ASSIGNEE), its successors and assigns, the entire right, title and interest in and to the improvements of the following United States Patents:

     1. U.S. Patent Number 4,804,132; Issue Date 2/14/89; Title: "Method For Cold Bonding,"

     2. U.S. Patent Number 5,083,697; Issue Date 1/28/92; Title: "Particle Enhanced Joining of Metal Surfaces,"

     3. U.S. Patent Number 5,471,151; Issue Date 11/28/95; Title: "Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces,"

     4. U.S. Patent Number 5,334,809; Issue Date 8/2/94; Title: "Particle Enhanced Joining of Metal Surfaces,"

     5. U.S. Patent Number 5,430,614; Issue Date 7/4/95; Title: "Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces," and

     6. U.S. Patent Number 5,506,514; Issue Date 4/9/96; Title: "Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces."

and in and to the improvements of the following United States Patent
Applications:

     7.  U.S. Patent Application Number 08/320,436; Filing Date 10/7/94; Title:
"Patternable Particle Filled Adhesive Matrix For Localized Communication Between Joined Surfaces,"
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ASSIGNMENT
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     8.  U.S. Patent Application Number 08/320,443; Filing Date 10/7/94; Title:
"Patternable Particle Filled Adhesive Matrix For Forming Patterned Structures Between Joined Surfaces,"

     9.  U.S. Patent Application Number 08/422,445; Filing Date 4/12/95; Title:
"Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces,"

     10.  U.S. Patent Application Number 08/422,446; Filing Date: 4/12/95;
Title: "Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces,"

     11.  U.S. Patent Application Number 08/622,447; Filing Date 4/12/95; Title:
"Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces,"

     12.  U.S. Patent Application Number 08/422,448; Filing Date: 4/12/95;
Title: "Electrical Interconnect Using Particle Enhanced Joining of Metal Surfaces," and

     13.  U.S. Patent Application Number 08/440, 497; Filing Date 5/10/95;
Title: "Method And Apparatus For Handling Electronic Devices."


and any and all applications for patent and patents therefor in any and all countries, including all divisions, reissues, continuations and extensions thereof, and all rights of priority resulting from the filing of said United States patents and applications, and authorize and request any official whose duty it is to issue patents, to issue any patent on said improvements or resulting therefrom to said ASSIGNEE, or its successors or assigns and agree that on request and without further consideration, but at the expense of ASSIGNEE, ASSIGNOR will communicate to said ASSIGNEE, or its representatives or nominees, any facts known to us respecting said improvements and testify in any legal proceedings, sign all lawful papers, execute all divisional, continuing and reissue applications, make all rightful oaths and generally do everything possible to aid ASSIGNEE its successors, assigns and nominees, to obtain and enforce proper patent protection for said inventions in all countries. ASSIGNOR covenants with said ASSIGNEE, its successors and assign, that the rights and property hereby covered are free and
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ASSIGNMENT
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clear of any encumbrances, other than the existing licenses previously granted by ASSIGNOR to third parties, and that has full right to convey the same as herein expressed.



September 3, 1996            /s/ Louis DiFrancesco
                            ----------------------------------
                                 Louis DiFrancesco
                                 President and CEO,
                                 Particle Interconnect, Inc.



  On this 3rd day of September, 1996, before me, the undersigned, personally appeared Louis DiFrancesco, known to me to be the person whose name is subscribed to the within instrument, and acknowledged to me that he executed the foregoing instrument for the purpose therein contained.

  IN WITNESS WHEREOF, I have set my hand and official seal.


                                        /s/ Paul H. Metzinger
                                      --------------------------------
                                      Paul H. Metzinger
                                      Notary Public
                                      Commission Expires 1-13-97
  (Seal)